Exhibit 99.1

                            JOINT FILER INFORMATION

         This Statement on Form 4 is filed jointly by (i) Corvina Holdings Limited ("Corvina"), (ii) Cortaire Limited ("Cortaire"), (iii) Gamay Holdings Limited ("Gamay"), (iv) Virgin Group Holdings Limited ("VGHL"), (v) Sir Richard Branson, (vi) Cougar Investments Limited ("Cougar"), (vii) Plough Investments Limited ("Plough"), (viii) Deutsche Bank Trustee Services (Guernsey) Limited ("DBTSGL"), solely in its capacity as trustee on behalf of the Virgo Trust, The Libra Trust, the Jupiter Trust, the Mars Trust, the Venus Trust, the Leo Trust and The Gemini Trust (such trusts collectively referred to as the "DB Trusts"), and (ix) RBC Trustees (C.I.) Limited ("RBC Trustees"), solely in its capacity as trustee on behalf of The Aquarius Trust, The Aries Trust, the Capricorn Trust, The Pisces Trust and The Saturn Trust (such trusts collectively referred to as the "RBC Trusts"). The principal business address of each of Corvina, Cortaire, Gamay, VGHL, the RBC Trustees and the RBC Trusts is La Motte Chambers, St. Helier, Jersey JE1 1BJ. The principal business address of Sir Richard Branson is Richard's House, the Valley, Virgin Gorda, Necker Island, British Virgin Islands. The principal business address of Cougar and Plough is St. Paul's Gate, New Street, St. Helier, Jersey JE4 8YP. The principal business address of DBTSGL and the DB Trusts is Lefebvre Court, Lefebvre Street, St Peter Port, Guernsey GY1 6EJ.

Name of Designated Filer: Corvina Holdings Limited

Date of Event Requiring Statement: October 10, 2008

Issuer Name and Ticker or Trading Symbol: Virgin Mobile USA, Inc.
(NYSE: VM)
Date: October 15, 2008


                                            Corvina Holdings Limited

                                            /s/ Frank Dearie
                                            -----------------------------------
                                            Name:  Frank Dearie
                                            Title:  Director


                                            Cortaire Limited

                                            /s/ Frank Dearie
                                            -----------------------------------
                                            Name:  Frank Dearie
                                            Title:  Director


                                            Gamay Holdings Limited

                                            /s/ Frank Dearie
                                            -----------------------------------
                                            Name:  Frank Dearie
                                            Title:  Director



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                                            Virgin Group Holdings Limited

                                            /s/ Frank Dearie
                                            -----------------------------------
                                            Name:  Frank Dearie
                                            Title:  Director


                                            Sir Richard Branson

                                            /s/ Sir Richard Branson
                                            -----------------------------------


                                            Cougar Investments Limited

                                            /s/ T. Martel
                                            /s/ A. Lavarello
                                            -----------------------------------
                                            Name:  T. Martel
                                                   A. Lavarello
                                            Title:  Authorized Signatories


                                            Plough Investments Limited

                                            /s/ T. Martel
                                            /s/ A. Lavarello
                                            -----------------------------------
                                            Name:  T. Martel
                                                   A. Lavarello
                                            Title:  Authorized Signatories


                                            RBC Trustees (C.I.) Limited
                                              (as trustee for the RBC Trusts)

                                            /s/ Frank Dearie
                                            -----------------------------------
                                            Name:  Frank Dearie
                                            Title:  Authorized Signatory


                                            Deutsche Bank Trustee Services
                                              (Guernsey) Limited (as trustee
                                              for the DB Trusts)

                                            /s/ T. Martel
                                            -----------------------------------
                                            Name:  T. Martel
                                            Title:  Authorized Signatory

                                            /s/ A. Lavarello
                                            -----------------------------------
                                            Name:  A. Lavarello
                                            Title:  Authorized Signatory